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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 23, 2007

                              BANCFIRST CORPORATION
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             (Exact name of registrant as specified in its charter)

            Oklahoma                    0-14384                73-1221379
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

          101 N Broadway, Oklahoma City, OK                      73102
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (405) 270-1086


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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RESULTS OF OPERATIONS AND FINANCIAL CONDITION, FINANCIAL STATEMENTS AND EXHIBITS

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

BancFirst Corporation Reports Record Earnings

On January 23, 2007, BancFirst Corporation announced its results of operations for the fourth quarter and year ended December 31, 2006. A copy of this press release is being filed as Exhibit 99.1 to this form 8-K and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.  Description
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99.1         Press Release, dated January 23, 2007, issued by BancFirst
             Corporation titled "BancFirst Corporation Reports Record Earnings".

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   BANCFIRST CORPORATION
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                                                   (Registrant)

January 23, 2007
                                                   /s/ Joe T. Shockley, Jr.
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                                                   Joe T. Shockley, Jr.
                                                   (Principal Financial Officer)